EXHIBIT 10.4

                                 SCHEDULE TO THE
                              ISDA MASTER AGREEMENT
                       DATED AS OF MARCH 8, 2001, BETWEEN

                                  SUNTRUST BANK
                                   ("PARTY A")

                                       AND

                      POST, BUCKLEY, SCHUH & JERNIGAN, INC.
                                   ("PARTY B")

                                     Part 1
                                   Definitions

1. "Affiliate" shall have the meaning assigned to such term in Section 14 of this Agreement.

2.       "Calculation Agent" shall mean Party A.

3. "Shareholders' Equity" means with respect to any entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

4.       "Specified Entity" shall mean for the purposes of Sections 5(a)(v),
         (vi), and (vii), and Section 5(b)(iv) of this Agreement, in the case of Party A, not applicable, and in the case of Party B, not applicable.

5. "Specified Indebtedness" shall, with respect to Party A, have the meaning assigned to such term in Section 14 of this Agreement, but shall not include indebtedness in respect of deposits received; and with respect to Party B, shall mean the Loan Agreement as specified in the relevant Confirmation of each such transaction.

6.       "Specified Transaction" shall have the meaning assigned to such term in
         Section 14 of this Agreement.

7.       "Termination Currency" shall mean United States Dollars.

8. "Threshold Amount" shall mean, for purposes of Section 5(a)(vi) of this Agreement, (a) with respect to Party A, an amount equal to three percent (3%) of its Shareholders' Equity, determined in accordance with generally accepted accounting principles in such party's jurisdiction of incorporation or organization, consistently applied, as at the end of such party's most recently completed fiscal year, and (b) with respect to Party B, $0.00.

                                     Part 2
                                 Representations

1.       Tax Representations. None.

2.       The following paragraph is added as Section 3(g) of this Agreement:

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         "(g) Eligible Swap Participant. It is an "eligible swap participant"
         within the meaning of 17 C.F.R. sec. 35.1(b)(2)."

                                     Part 3
                                   Agreements

1. Documents to be delivered. For purposes of Section 4(a) of this Agreement, each party agrees to deliver the following documents as applicable:

         (a) Certified copies of all documents evidencing necessary corporate authorizations, as well as other authorizations and approvals with respect to the execution, delivery and performance by the party of this Agreement and any Credit Support Document.

                  Party required to deliver:              Party B

                  Date by which to be delivered:          Upon execution of this
                                                          Agreement

                  Covered by Section 3(d) Representation: Yes

         (b) An incumbency certificate of an authorized officer of the party certifying the names, true signatures and authority of the officers of the party signing this Agreement and any Credit Support Document.

                  Party required to deliver:              Party B

                  Date by which to be delivered:          Upon execution of this
                                                          Agreement

                  Covered by Section 3(d) Representation: Yes

         (c) Such other document as the other party may reasonably request In connection with each Transaction.

                  Party required to deliver:              Party B

                  Date by which to be delivered:          Promptly upon request

                  Covered by Section 3(d) Representation: Yes

         (d) Such other written information respecting the condition or operations, financial or otherwise, of Party B as Party A may reasonably request from time to time.

                  Party required to deliver:              Party B

                  Date by which to be delivered:          Promptly upon request

                  Covered by Section 3(d) Representation: Yes

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                                     Part 4
                             Termination Provisions

1. Cross Default. The "Cross Default" provisions of Section 5(a)(vi) of this Agreement shall apply to each of Party A and Party B.

2.       Credit Event Upon Merger. The "Credit Event Upon Merger" provisions of
         Section 5(b)(iv) of this Agreement shall apply to each of Party A and Party B.

3. Automatic Early Termination. The "Automatic Early Termination" provision of Section 6(a) of this Agreement shall not apply to either Party A or Party B.

4. Payments on Early Termination. For purposes of Section 6(e) of this Agreement, Second Method and Loss shall apply.

5. Additional Termination Event shall not apply. Notwithstanding the foregoing, with respect to Party B, if the indebtedness under the Loan Agreement, as defined in the Confirmation, is (for whatever reason, in whatever manner) partially or fully paid or discharged. Party A shall have the right but, not the obligation to terminate partially, or in full, any Transaction identifying such Loan Agreement within its Confirmation, and will be entitled to receive or will be required to pay from or to Party B the fair market value for such termination, as determined by Party A in good faith and in accordance with market practice and its own customary procedures.

6. Incorporation by Reference of Terms of Loan Agreement. The covenants, terms and provisions of, including all representations and warranties of Party B contained in, the Loan Agreement, as in effect from time to time, are hereby incorporated by reference in, and made part of, this Agreement to the same extent as if such covenants, terms, and provisions were set forth in full herein. Party B hereby agrees that, during the period commencing with the date of this Agreement through and including such date on which all of Party B's obligations under this Agreement are fully performed, Party B shall observe, perform, and fulfill each and every such covenant, term, and provision applicable to Party B, as such covenants, terms, and provisions, may be amended from time to time after the date of this Agreement. In the event the Loan Agreement terminates or becomes no longer binding on Party B prior to the termination of this Agreement, such covenants, terms, and provisions (other than those requiring payments in respect of amounts owed under the Loan Agreement) shall remain in force and effect for purposes of this Agreement as though set forth in full herein until the date on which all of Party B's obligations under this Agreement are fully performed, and this Agreement is terminated.

                                     Part 5
                                  Miscellaneous

1.       Notices. For purposes of Section 12 of this Agreement:

         (a)      The address for notice or communication to Party A is:

                  SunTrust Equitable Securities Corporation
                  Financial Risk Management, Operations
                  303 Peachtree Street, N.E.
                  23rd Floor, Center Code 3913
                  Atlanta, GA 30308
                  404-575-2696 (phone)
                  404-532-0514 (fax)

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         (b)      The address for notice or communication to Party B is:

                  Mr. Richard A. Wickett, C.P.A.
                  Senior Executive Vice President
                  & Chief Financial Officer
                  Post, Buckley, Schuh & Jernigan, Inc.
                  2001 N.W. 107th Avenue
                  Miami, FL 33172-2507
                  305-592-7275, x230 (phone)
                  305-599-3808 (fax)

2. Governing Law. Section 13(a) of this Agreement is hereby restated as follows:

                  "(a) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine."

3. Jurisdiction. Section 13(b)(i) of this Agreement is hereby restated as follows.

                  "(i) submits to the nonexclusive Jurisdiction of the courts of the State of Georgia and the United States District Court located in Atlanta, Georgia; and"

4.       Process Agent. Process Agent shall not apply to this Agreement.

5. Offices. The provisions of Section 10(a) of this Agreement shall not apply to either party.

6. Multibranch Party. For purposes of Section 10(c) of this Agreement, neither Party A nor Party B is a Multibranch Party.

7.       Credit Support Provider.

         Credit Support Provider means in relation to Party A: Not applicable. Credit Support Provider means in relation to Party B: The party, as of any particular time and as may be acceptable to Party A, whose undertakings or assets under the Credit Support Document secure the timely performance of Party B's obligations under this Agreement.

8.       Credit Support Document.

         Credit Support Document means in relation to Party A: Not applicable. Credit Support Document means in relation to Party B: Any guaranty, letter of credit, credit agreement, security agreement, mortgage, deed of trust, pledge agreement, assignment agreement, investment agreement, surety bond, or other credit enhancement device, or any combination thereof issued as security for the timely performance of Party B's obligations under this Agreement, as may be acceptable to Party A, including, without limitation, any amendments, supplements, restatements, or other modifications, or any substitutions or replacements thereto in form and substance satisfactory to Party A.

                                     Part 6
                              Additional Agreements

1. Recording of Conversations. Each party (i) consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees

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         of the parties, (ii) waives any further notice of such monitoring or recording, and (iii) agrees to notify (and, if required by law, obtain the consent of) its officers and employees with respect to such monitoring or recording.

2. Jury Trial. Each party hereby waives, to the fullest extent lawful, its respective right to jury trial with respect to any legal proceeding arising under, or in connection with, this Agreement or any Confirmation.

3. Mediation and Arbitration. Notwithstanding anything to the contrary contained herein, the parties agree to submit to mediation and, should settlement through mediation not occur, to arbitration any and all claims, disputes, and controversies between them (and their respective employees, officers, directors, affiliates, attorneys, and other agents) resulting from or arising out of this Agreement. Such mediation and arbitration shall proceed in the jurisdiction where Party A is located, shall be governed by the law specified in this Agreement, and shall be conducted (a) in accordance with such rules as may be agreed upon by the parties or (b) in the event the parties do not reach an agreement as to such rules within thirty (30) days after a notice of dispute, in accordance with the Commercial Mediation Rules and Commercial Arbitration Rules of the American Arbitration Association. If, within thirty (30) days after service of a written demand for mediation, the mediation does not result in settlement of the dispute, then any party may demand arbitration, and the decision of the arbitrator(s) shall be binding on the parties. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. It is agreed that the arbitrators shall have no authority to award treble, exemplary, or punitive damages of any type under any circumstances, whether or not such damages may be available under state or federal law, or under the Federal Arbitration Act, or under the Commercial Arbitration Rules of the American Arbitration Association, the parties hereby waiving their right, if any, to recover any such damages.

4. By signing this Schedule, Party B acknowledges that it has received and understands the SunTrust Bank "Terms of Dealing for OTC Risk Management Transactions" and the "Risk Disclosure Statement for OTC Risk Management Transactions" (each attached hereto and incorporated by reference into this Agreement).

Please confirm your agreement to the terms of the foregoing Schedule by signing below.


SUNTRUST BANK                              POST, BUCKLEY, SCHUH & JERNIGAN, INC.

By: /s/ Fred D. Woolf                      By: /s/ Richard A. Wickett
   ----------------------------------         ----------------------------------
Name: Fred D. Woolf                        Name: Richard A. Wickett
Title: Vice-President                      Title: Sr. Executive Vice President

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                           SUNTRUST BANK ("SUNTRUST")
              TERMS OF DEALING FOR OTC RISK MANAGEMENT TRANSACTIONS

In connection with the negotiation, entry into, and performance from time to time of over-the-counter ("OTC") risk management transactions, please be advised that:

SunTrust acts as principal only and does not act as advisor, agent, broker, or fiduciary for or with respect to any counterparty (unless otherwise expressly agreed in a written engagement letter).

SunTrust expects that its counterparties have the authority and capacity to enter into and perform their obligations under their OTC risk management transactions with SunTrust, and SunTrust relies on the express and implied representations of its counterparties with respect thereto.

SunTrust expects that its counterparties possess adequate knowledge and experience to assess independently, or with the assistance of their own advisors, the merits and risks of each OTC risk management transaction that the counterparty may from time to time enter into, amend, or terminate.

SunTrust endeavors to maintain the confidentiality of all confidential counterparty information and expects its counterparties to do the same. Unless a counterparty gives SunTrust written notice to the contrary, each counterparty authorizes SunTrust and all SunTrust affiliates, including SunTrust Equitable Securities Corporation (STES), to share with each other confidential information concerning a counterparty and/or its accounts for marketing or other purposes from time to time. Any trade ideas, term sheets, and other similar documents sent to counterparties by SunTrust are not to be shared with others.

SunTrust may pay fees, commissions, and other amounts to agents, brokers, and/or other third parties in connection with OTC risk management transactions entered into with counterparties. SunTrust considers the amount of such fees, commissions, and other amounts to be confidential and does not disclose the same to its counterparties.

SunTrust may from time to time receive orders for similar or identical transactions, and SunTrust makes no representation with respect to execution priorities.

STES's Authorized Officers have the authority to bind SunTrust in connection with OTC risk management transactions. A current list of Authorized Officers may be obtained from STES upon request.

OTC risk management obligations of SunTrust are not FDIC insured.

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                           SUNTRUST BANK ("SUNTRUST")
         RISK DISCLOSURE STATEMENT FOR OTC RISK MANAGEMENT TRANSACTIONS

Over-the-counter ("OTC") risk management transactions, like other financial transactions, involve a variety of significant potential risks. OTC risk management transactions generally include options, forwards, swaps, swaptions, caps, floors, collars, combination and variations of such instruments, and other executory contractual arrangements, and may involve interest rates, currencies, securities, commodities, equities, credit, indices, and other underlying interests.

Before entering into any OTC risk management transaction, you should carefully consider whether the transaction is appropriate for you in light of your experience, objectives, financial and operational resources, and other relevant circumstances. You should also ensure that you fully understand the nature of the transaction and contractual relationship into which you are entering and the nature and extent of your exposure to risk of loss, which may significantly exceed the amount of any initial payment or investment by you.

The specific risks presented by a particular OTC risk management transaction necessarily depend upon the character of the specific transaction and your circumstances. In general, however, all OTC risk management transactions involve the risk of adverse or unanticipated market developments, risk of illiquidity and credit risk, and may involve other material risks. Equity risk management transactions may increase or decrease in value with a change in, among other things, stock prices and interest rates which could result in unlimited loss. In addition, you may be subject to internal operational risks in the event that appropriate internal systems and controls are not in place to monitor the various risks and funding requirements to which you are subject by virtue of your activities in the OTC risk management and related markets. OTC risk management transactions frequently are tailored to permit parties to customize transactions to accomplish complex financial and risk management objectives. Such customization can also introduce significant risk factors of a complex character.

As in any financial transaction, you must understand the requirements (including investment restrictions), if any, applicable to you that are established by your regulators or by your Board of Directors or other governing body. You should also consider the tax and accounting implications of entering into any risk management or other transaction. To the extent appropriate in light of the specific transaction and your circumstances, you should consider consulting such advisers as may be appropriate to assist you in understanding the risks involved. If you are acting in the capacity of financial adviser or agent, you must evaluate the foregoing matters in light of the circumstances applicable to your principal.

In entering into any OTC risk management transaction, you should also take into consideration that, unless you and SunTrust have established in writing an express financial advisory or other fiduciary relationship or you and SunTrust have expressly agreed in writing that you will be relying on SunTrust's recommendations as the primary basis for making your trading or investment decisions, SunTrust is acting solely in the capacity of an arm's-length contractual counterparty and not in the capacity of your financial advisor or fiduciary. In addition, SunTrust or its affiliates may from time to time have substantial long or short positions in and may make a market in or otherwise buy or sell instruments identical or economically related to the OTC risk management transaction entered into with you or may have an investment banking or other commercial relationship with the issuer of any security or financial instrument underlying an OTC risk management transaction entered into with you.

THIS BRIEF STATEMENT DOES NOT DISCLOSE ALL OF THE RISKS AND OTHER SIGNIFICANT ASPECTS OF ENTERING INTO OTC RISK MANAGEMENT TRANSACTIONS. YOU SHOULD REFRAIN FROM ENTERING INTO ANY SUCH TRANSACTION UNLESS YOU FULLY UNDERSTAND ALL SUCH RISK AND HAVE INDEPENDENTLY DETERMINED THAT THE TRANSACTION IS APPROPRIATE FOR YOU.

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